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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K
                                 Current Report


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                November 14, 2002


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-7211

                                  Massachusetts
                            (State of incorporation)

                                   04-2068530
                     (I.R.S. Employer Identification Number)

                 65 Grove Street, Watertown, Massachusetts 02472
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (617) 926-2500




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Item 9.         Regulation FD Disclosure

                On November 14, 2002, Ionics, Incorporated (the "Company") submitted to the Securities and Exchange Commission the certifications by its Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, relating to the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002, filed on November 14, 2002.


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


                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     November 14, 2002             IONICS, INCORPORATED

                                         By:   /s/Stephen Korn
                                               ---------------------
                                               Stephen Korn
                                               Vice President and
                                               General Counsel


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